Exhibit 10.3

GOLDMAN SACHS LENDING PARTNERS LLC 200 West Street New York, New York 10282	BANK OF MONTREAL BMO CAPITAL MARKETS CORP. 115 South LaSalle Street Chicago, Illinois 60603	NOMURA CORPORATE FUNDING AMERICAS, LLC 309 West 49th Street New York, New York 10019	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED BANK OF AMERICA, N.A. One Bryant Park New York, New York 10036

SUNTRUST ROBINSON HUMPHREY, INC. SUNTRUST BANK 3333 Peachtree Road 10th Floor Atlanta, Georgia 30326	COÖPERATIEVE CENTRALE RAIFFEISEN-BO ERENLEENBAN K B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH 245 Park Avenue New York, New York 10167	PNC BANK, NATIONAL ASSOCIATION PNC CAPITAL MARKETS LLC Three PNC Plaza 225 5th Avenue Pittsburgh, Pennsylvania 15222	STIFEL BANK & TRUST 501 North Broadway, 6th Floor, St. Louis, Missouri 63102	COBANK, ACB 5500 South Quebec Street Greenwood Village, Colorado 80111

May 2, 2014
Post Holdings, Inc.
2503 S. Hanley Road
St. Louis, Missouri 63144

Barclays Bank PLC
745 Seventh Avenue
New York, New York 10019

Credit Suisse Securities (USA) LLC
Credit Suisse AG, Cayman Islands Branch
Eleven Madison Avenue
New York, New York 10010

Wells Fargo Bank, National Association
WF Investment Holdings, LLC
Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina
28202

Re: Joinder Agreement to Project Mira Commitment Letter
Ladies and Gentlemen:
Reference is made to (a) that certain Commitment Letter, dated April 16, 2014 (together with the annexes and exhibits attached thereto, the “Commitment Letter”), among Barclays Bank PLC (“Barclays”), Credit Suisse AG, Cayman Islands Branch (acting through such of its affiliates or branches as it deems appropriate, “CS”), Credit Suisse Securities (USA) LLC (“CS Securities” and, together with CS and their respective affiliates, “Credit Suisse”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), WF Investment Holdings, LLC (“Wells Fargo Investment”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and, together with Wells Fargo Bank and Wells Fargo Investment, “Wells Fargo” and, together with Barclays and Credit Suisse, the “Initial Commitment Parties”) and Post Holdings, Inc. (the “Borrower” or “you”) and (b) the Fee Letter referred to therein. This joinder agreement (this “Joinder Agreement”) is “customary joinder documentation” contemplated by Section 1 of the Commitment Letter and sets forth the agreement of the Borrower and the Initial Commitment Parties regarding the joinder of Goldman Sachs Lending Partners LLC (“GS”), Bank of Montreal (“Bank of Montreal”) and BMO Capital Markets Corp. (“BMOCM” and, together with Bank of Montreal, “BMO”), Nomura Corporate Funding Americas, LLC (“Nomura”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A. (collectively, “MLPFS”), SunTrust Robinson Humphrey, Inc. and SunTrust Bank (collectively, “SunTrust”), Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabo”), PNC Bank, National Association and PNC Capital Markets LLC (collectively, “PNCCM”), Stifel Bank & Trust (“Stifel”) and CoBank, ACB (“CoBank” and, together with GS, BMO, MLPFS, SunTrust, Rabo, PNCCM and Stifel, the “Term Loan Additional Commitment Parties”) and the joinder of GS, BMO, Nomura, MLPFS, SunTrust, Rabo, PNCCM, Stifel and CoBank (the “Bridge Loan Additional Commitment Parties” and, together with the Term Loan Additional Commitment Parties, the “Additional Commitment Parties”) to the Commitment Letter and the Fee Letter, their appointment to the roles and titles described below and their agreement to provide a portion of the commitments under the Commitment Letter. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.
1.     Additional Agents.
You hereby appoint (a) GS to act, and GS hereby agrees to act, together with the Initial Commitment Parties, as joint bookrunner and joint lead arranger for the Term Loan Facility (the “Lead Arrangers”), (b) GS, BMOCM and Nomura to act, and GS, BMOCM and Nomura each hereby agrees to act, together with the Initial Commitment Parties, as joint bookrunners and joint lead arrangers for the Bridge Facility (the “Bridge Lead Arrangers”), (c) GS to act, and GS hereby agrees to act, together with CS, as co-documentation agents for the Term Loan Facility, (d) GS, BMOCM and Nomura to act, and GS, BMOCM and Nomura hereby agree to act, together with Wells Fargo Investment, as co-documentation agents for the Bridge Facility, (e) Barclays to act, and Barclays hereby agrees to act, as sole syndication agent for the Term Loan Facility, (f) BMOCM, Nomura, MLPFS, SunTrust, Rabo, PNCCM, Stifel and CoBank to act, and each of BMOCM, Nomura, MLPFS, SunTrust, Rabo, PNCCM, Stifel and CoBank hereby agrees to act, as co-manager for the Term Loan Facility, and (g) MLPFS, SunTrust, Rabo, PNCCM, Stifel and CoBank to act, and each of MLPFS, SunTrust, Rabo, PNCCM, Stifel and CoBank hereby agrees to act, as co-manager for the Bridge Facility, in the case of each of the foregoing clauses (a)-(g), upon the terms and subject to the conditions set forth or referred to in the Commitment Letter. Except as set forth above, the roles and titles for the Facilities are as set forth in the Commitment Letter.
Each of the Additional Commitment Parties are pleased to commit to provide on a several, but not joint, basis, (a) the percentage of the entire principal amount of the Term Loan Facility as set forth on Schedule 1 hereto for such Term Loan Additional Commitment Party and (b) the percentage of the entire principal amount of the Bridge Facility as set forth on Schedule 2 hereto for such Bridge Loan Additional Commitment Party, in each case, subject to and on the terms and conditions set forth in the Commitment Letter. The aggregate economics allocated to the Initial Commitment Parties, and the aggregate commitment amount of the Initial Commitment Parties, in respect of each of the Term Loan Facility and the Bridge Facility shall be reduced on a dollar-for-dollar basis by the amount of the commitments of the Additional Commitment Parties hereunder as contemplated by Section 1 of the Commitment Letter, and the parties hereto agree that the commitments of the Commitment Parties after giving effect to this Joinder Agreement are as set forth on Schedule 3. For avoidance of doubt, any references herein and in the Commitment Letter to the commitments of Credit Suisse, Wells Fargo, BMO, MLPFS, SunTrust or PNCCM to provide the Term Loan Facility and the Bridge Facility refer to commitments of the applicable lending affiliate.
The execution of this Joinder Agreement constitutes the appointment in accordance with the Borrower’s Designation Right of Additional Agents referred to in the Commitment Letter, with each such Additional Agent constituting a “Commitment Party” for all purposes under the Commitment Letter and the Fee Letter as if such Additional Agent were originally a party thereto (and, for avoidance of doubt, references in the Commitment Letter or the Fee Letter to a Commitment Party’s commitment percentage “as of the date hereof” will refer to such Commitment Party’s commitment percentage as set forth on Schedule 3 hereto).

2.    Agreement of Additional Commitment Parties to Be Bound; Titles; Etc. The Additional Commitment Parties agree to be and shall become and be bound by the terms and conditions, subject to all commitments and obligations, and entitled to all of the rights and benefits (including the titles) of a “Lead Arranger” (in the case of GS), “Bridge Lead Arranger” (in the case of GS, BMO and Nomura), “Arranger” (in the case of GS, BMO and Nomura) and “Commitment Party” (in each case), under the Commitment Letter and the Fee Letter as if the Additional Commitment Parties were originally a party thereto. References to the “Arrangers” in the provisions of the Commitment Letter relating to the syndication of Facilities will be deemed to be references to the Lead Arrangers with respect to the Term Loan Facility and will be deemed to be references to the Bridge Lead Arrangers with respect to the Bridge Loan Facility. It is understood that in any marketing materials and presentations, including confidential information memoranda, to be used in connection with the syndication of (a) the Term Loan Facility, Barclays shall have “left side” designation and CS, Wells Fargo and GS shall have “right side” designation, and shall hold the roles and responsibility customarily associated with such placement, and each of the Term Loan Additional Commitment Parties (other than GS) shall be listed thereunder in order of their respective allocations under the Term Loan Facility, and in alphabetical order with respect to Term Loan Additional Commitment Parties having the same allocation, in any such marketing material and presentations, and (b) the Bridge Facility, Barclays shall have “left side” designation and CS, Wells Fargo, GS, BMO and Nomura shall have “right side” designation, and shall hold the roles and responsibility customarily associated with such placement, and each of the Bridge Loan Additional Commitment Parties (other than GS, BMO and Nomura) shall be listed thereunder in order of their respective allocations under the Bridge Facility, and in alphabetical order with respect to Bridge Loan Additional Commitment Parties having the same allocation, in any such marketing material and presentations. It is further understood that, other than as contemplated by the Commitment Letter and the Fee Letter (each, as amended by this Joinder Agreement), and as otherwise agreed to by you and the Commitment Parties, no other titles may be given, or compensation paid, to any lender under, or institution providing a commitment in respect of, the Facilities. Each of the Additional Commitment Parties shall be entitled to allocate any and all fees payable to it under the Fee Letter to its affiliates as it shall determine in its sole discretion.
Each Additional Commitment Party acknowledges that it has, independently and without any reliance upon the Initial Commitment Parties or any of their affiliates, or any of their respective officers, directors, employees, agents, advisors or representatives, and based on the financial statements of the Borrower and the Acquired Business and their respective subsidiaries and such other documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Joinder Agreement and to provide its commitment.

3.    Choice of Law; Jurisdiction; Waivers.
The Commitment Letter, the Fee Letter and this Joinder Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws that would otherwise direct the application of the laws of any other jurisdiction; provided, however, that (i) the interpretation of the definition of Acquired Business Material Adverse Effect and whether or not an Acquired Business Material Adverse Effect has occurred, (ii) the determination of the accuracy of any Specified Acquisition Agreement Representations and whether as a result of any inaccuracy thereof you (or your affiliates) have the right to terminate your (or their) obligations under the Acquisition Agreement or to decline to consummate the Acquisition (in each case in accordance with the terms of the Acquisition Agreement) as a result of a breach of such representation or warranty and (iii) the determination of whether the transactions contemplated by the Acquisition Agreement have been consummated in accordance with the terms of the Acquisition Agreement, in each case, shall be governed by, and construed and interpreted solely in accordance with, the laws of the State of Delaware, without regard to any other principles of conflicts of law. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of the Commitment Parties’ commitments or agreements or any matter referred to in the Commitment Letter, the Fee Letter or this Joinder Agreement is hereby waived by the parties hereto. Each party hereto agrees for itself and its affiliates that any suit or proceeding arising in respect to this Joinder Agreement, the Commitment Letter or the Commitment Parties’ commitments or agreements herein or the Fee Letter will be heard exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state or federal court located in the Borough of Manhattan in the City of New York, and each party hereto agrees to submit to the exclusive jurisdiction of, and to venue in, such court.
4.    Miscellaneous. The Commitment Letter, Fee Letter and this Joinder Agreement set forth the entire understanding of the parties with respect to the Facilities and supersede any prior written or oral agreements among the parties hereto with respect to any of the matters referred to therein. Headings are for convenience of reference only and shall not affect the construction of, or be taken into consideration when interpreting, this Joinder Agreement. Each of the parties hereto agrees it will not disclose this Joinder Agreement or the contents hereof other than as disclosure of the Commitment Letter and the contents thereof is permitted by the Commitment Letter. Delivery of an executed signature page of this Joinder Agreement by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof. This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one agreement. This Joinder Agreement may be terminated by, or with respect to, each of the parties hereto only in accordance with the termination provisions of the Commitment Letter. The provisions of Sections 3 and this Section 4 shall survive termination of this Joinder Agreement. This Joinder Agreement may not be amended or waived except by an instrument in writing signed by the parties hereto. This Joinder Agreement shall not be assignable by any party hereto except in accordance with the assignment provisions of the Commitment Letter (and any purported assignment in contravention thereof shall be null and void), and is intended to be solely for the benefit of the parties hereto and is not intended to and does not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and, to the extent expressly set forth in the Commitment Letter, the indemnified persons under the indemnity provisions thereof.
In addition to the agreements set forth in Section 8 of the Commitment Letter regarding Barclays’ retention as financial advisor, each of the parties hereto acknowledges and agrees that each of GS and MLPFS and/or their affiliates have been retained as sell-side financial advisor (in such capacity, the “Sell-Side Financial Advisors”) to the sellers of the Acquired Business in connection with the Acquisition. Each of the parties hereto agrees to each such retention, and further agrees not to assert any claim such party might allege based on any actual or potential conflicts of interest that might be asserted to arise or result from, on the one hand, the engagement of either of the Sell-Side Financial Advisors or from GS’s, MLPFS’ and/or their respective affiliates’ actions in such capacity and, on the other hand, the relationships among the parties hereto as described and referred to in this Joinder Agreement, the Commitment Letter and the Fee Letter. In addition, each of the parties hereto (i) acknowledges that the Acquired Business is owned and/or controlled by an affiliate of GS, (ii) acknowledges that such relationship does not create any duties or responsibilities on the part of GS or its affiliates, and (iii) waives any claim such party might allege based on any actual or potential conflicts of interest that might be asserted to arise or result from, or any claims that are otherwise based on, such relationship.

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GOLDMAN SACHS LENDING PARTNERS LLC

By: /s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

BANK OF MONTREAL

By: /s/ Eric Schubert
Name: Eric Schubert
Title: Managing Director

BMO CAPITAL MARKETS CORP.

By: /s/ Eric Schubert
Name: Eric Schubert
Title: Managing Director

NOMURA CORPORATE FUNDING AMERICAS, LLC

By: /s/ Carl A. Mayer III
Name: Carl A. Mayer III
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: /s/ Adam Cady
Name: Adam Cady
Title: Managing Director

BANK OF AMERICA, N.A.

By: /s/ Adam Cady
Name: Adam Cady
Title: Managing Director

SUNTRUST ROBINSON HUMPHREY, INC.

By: /s/ Marc Schlachter
Name: Marc Schlachter
Title: Director

SUNTRUST BANK

By: /s/ Haynes Gentry
Name: Haynes Gentry
Title: Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BO ERENLEENBAN K B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By: /s/ Peter Duncan
Name: Peter Duncan
Title: Managing Director

By: /s/ Brad Peterson
Name: Brad Peterson
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jack Broeren
Name: Jack Broeren
Title: Senior Vice President

PNC CAPITAL MARKETS LLC

By: /s/ Brian Prettyman
Name: Brian Prettyman
Title: Senior Vice President

STIFEL BANK & TRUST

By: /s/ John H. Phillips
Name: John H. Phillips
Title: Executive Vice President

COBANK, ACB

By: /s/ Michael Tonsignant
Name: Michael Tonsignant
Title: Vice President

ACCEPTED AND AGREED as of
the date first above written:

POST HOLDINGS, INC.

By: /s/ Robert V. Vitale
Name:    Robert V. Vitale
Title:    Chief Financial Officer

ACCEPTED AND AGREED as of
the date first above written:

BARCLAYS BANK PLC

By:    /s/ Ian Palmer
Name: Ian Palmer
Title: Managing Director

CREDIT SUISSE SECURITIES (USA) LLC
By:    /s/ Ali R. Mehdi
Name: Ali R. Mehdi
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:    /s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:    /s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

WF INVESTMENT HOLDINGS, LLC
By:    /s/ Scott Yarbrough
Name: Scott Yarbrough
Title: Managing Director

WELLS FARGO SECURITIES, LLC
By:    /s/ Walter W. Kruger III
Name: Walter W. Kruger III
Title: Director

SCHEDULE 1

TERM LOAN FACILITY COMMITMENTS

Commitment Party	Term Loan Facility Commitment Percentage
GS	12.0%
Bank of Montreal	5.0%
Nomura	5.0%
MLPFS	5.0%
SunTrust	2.5%
Rabo	1.0%
PNCCM	0.5%
Stifel	0.5%
CoBank	0.5%

SCHEDULE 2

BRIDGE FACILITY COMMITMENTS

Additional Commitment Party	Bridge Facility Commitment Percentage
GS	12.0%
Bank of Montreal	5.0%
Nomura	5.0%
MLPFS	5.0%
SunTrust	2.5%
Rabo	1.0%
PNCCM	0.5%
Stifel	0.5%
CoBank	0.5%

SCHEDULE 3

CREDIT FACILITIES COMMITMENTS

Commitment Party	Term Loan Facility Commitment Percentage	Bridge Facility Commitment Percentage
Barclays	32.0%	32.0%
Credit Suisse	18.0%	18.0%
Wells Fargo	18.0%	18.0%
GS	12.0%	12.0%
Bank of Montreal	5.0%	5.0%
Nomura	5.0%	5.0%
MLPFS	5.0%	5.0%
SunTrust	2.5%	2.5%
Rabo	1.0%	1.0%
PNCCM	0.5%	0.5%
Stifel	0.5%	0.5%
CoBank	0.5%	0.5%